UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2020 (June 10, 2020)

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harborside 3, 210 Hudson St., Ste. 400

Jersey City, New Jersey 07311

(Address of Principal Executive Offices) (Zip Code)

(732) 590-1010

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CLI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 10, 2020, Mack-Cali Realty Corporation (the “Company”) entered into a letter agreement (the “Letter Agreement”) with Bow Street LLC (“Bow Street”) in connection with the postponement of the Company’s 2020 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “2020 Annual Meeting”), which was previously scheduled to occur on June 10, 2020.

Pursuant to the terms of the Letter Agreement, the Board of Directors of the Company (the “Board”) will promptly (and in any event within 48 hours) take the following sequential actions:

(i)	postpone the 2020 Annual Meeting until July 1, 2020;

(ii)	increase the size of the Board from eleven (11) directors to fifteen (15) directors;

(iii)	appoint Tammy K. Jones, A. Akiva Katz, Mahbod Nia and Howard K. Stern to serve as directors of the Company with terms expiring at the 2020 Annual Meeting;

(iv)	nominate each of Alan R. Batkin, Michael Berman, Frederic Cumenal, MaryAnne Gilmartin, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Mahbod Nia, and Howard Stern for election to the Board at the 2020 Annual Meeting;

(v)	accept the resignations as directors of Alan S. Bernikow, Michael J. DeMarco, William L. Mack, Lisa Myers, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson;

(vi)	appoint Michael Berman to serve as a director of the Company with a term expiring at the 2020 Annual Meeting.

Pursuant to the Letter Agreement, the Company will promptly take any further action necessary to revise and distribute a proxy statement for the 2020 Annual Meeting that reflects the nomination of the Company’s revised slate of candidates for election to the Board at the Annual Meeting, as described above, and will use its reasonable best efforts to cause the election of the Company’s revised slate of nominees at the 2020 Annual Meeting.

The foregoing summary of the Letter Agreement is not complete and is qualified in its entirety by reference to the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The description of the terms of the Letter Agreement included under Item 1.01 is incorporated herein by reference.

Item 8.01	Other Events.

On June 11, 2020, the Company issued a press release announcing the Company’s entry into the Letter Agreement and the changes to the composition of the Board, postponement of the 2020 Annual Meeting until July 1, 2020, and the other matters contemplated by the Letter Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Title
10.1	Letter Agreement, dated June 10, 2020, between Mack-Cali Realty Corporation and Bow Street LLC

99.1	Press Release of Mack-Cali Realty Corporation dated June 11, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: June 11, 2020	By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: June 11, 2020		By:	/s/ Gary T. Wagner
Gary T. Wagner
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title
10.1	Letter Agreement, dated June 10, 2020, between Mack-Cali Realty Corporation and Bow Street LLC

99.1	Press Release of Mack-Cali Realty Corporation dated June 11, 2020

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).